UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2009

UAL Corporation

United Air Lines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-11355	36-2675206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

77 W. Wacker Drive, Chicago, IL 60601

(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 997-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01.	Financial Statements and Exhibits.

Exhibit 4.8, Exhibit 4.15, Exhibit 4.16, Exhibit 4.17 and Exhibit 4.18, which are preliminary forms of the underlying documents related to the transaction we announced earlier today, are incorporated by reference into the Registration Statement on Form S-3ASR (333-155794) of UAL Corporation and United Air Lines, Inc. as exhibits thereto and are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
4.8	Form of Guarantee to be issued by UAL Corporation

4.15	Form of Senior Secured Indenture

4.16	Form of A Mortgage and Security Agreement

4.17	Form of B Mortgage and Security Agreement

4.18	Form of C Mortgage and Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION
UNITED AIR LINES, INC.

/s/ Kathryn A. Mikells
Name:	Kathryn A. Mikells
Title:	Senior Vice President and
Chief Financial Officer

Date: June 26, 2009

EXHIBIT INDEX

Exhibit No.	Description
4.8*	Form of Guarantee to be issued by UAL Corporation

4.15*	Form of Senior Secured Indenture

4.16*	Form of A Mortgage and Security Agreement

4.17*	Form of B Mortgage and Security Agreement

4.18*	Form of C Mortgage and Security Agreement

*	Filed herewith electronically

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